Semiannual Report

CAPITAL APPRECIATION FUND

JUNE 30, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
CAPITAL APPRECIATION FUND
-------------------------

o Although most broad market indices declined during the past six months, defensive, value-oriented stocks largely advanced.

o Your fund was well positioned for this environment, posting strong 6- and 12-month returns and surpassing its benchmarks.

o    Our avoidance of overpriced stocks helped our relative performance.

o We expect an unexciting stock market going forward, but we are facing an uncertain future with confidence.

UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------

     Lions and tigers and bears! By March, equity indices had dropped 20% below their early 2000 peaks, thereby earning the old-fashioned bear market label. Happily, your fund continued to perform very well. Disappointed aggressive investors seem to be rushing into the conservative equity and debt securities we favor, boosting their prices. We can't resist recalling legendary financier Bernard Baruch's famous quote: "In a bear market, money returns to its rightful owner." So far, the rightful include Capital Appreciation Fund shareholders.

PERFORMANCE COMPARISON

  Periods Ended 6/30/01        6 Months        12 Months
  ---------------------        --------        ---------
  Capital Appreciation Fund       9.10%           27.68%
  .......................................................
  S&P 500 Stock Index            -6.70           -14.83
  .......................................................
  Lipper Mid-Cap Value
  Funds Average                   8.33            25.43
  .......................................................

     The collapse of over-priced technology and large-company growth stocks left paw prints all over the broad equity market, instigating a steep decline in the S&P 500 index. In truth, however, a majority of stocks quietly rose in the first six months. In that context, things were not as bad as financial commentators would have you believe. Of course, if you were mauled by speculation surrounding the Internet, things were bad enough.

FINANCIAL MARKETS AND THE ECONOMY
---------------------------------

     The Federal Reserve dominated the first half of 2001 with six rapid-fire interest rate reductions. The fed funds rate was cut from 6.5% to 3.75%. Wow! These cuts were designed to stimulate an economy that has been hibernating since mid-2000. However, just how weak the economy actually was remains a typical mystery. One astute financial observer uses the phrase "does anybody really know what time it is?" to rightfully ridicule the ever-changing restatement of past economic data points. Unfortunately, our dynamic society offers no alternatives to this rear-view-mirror driving. In many cases, the Fed is condemned to first overtighten when the economy is too hot and sooner or later overstimulate when it is too cold. The porridge is seldom just right. Recall, also, that future inflationary price increases have lower political cost than today's sub-par growth. Until there are signs of a pickup, or prices start rising, expect more interest rate cuts.

     Despite the sharp drop in short rates, longer-term interest rates were little changed during the six months. This steepened the yield curve, further stimulating the economy. It also meant that investors in fixed-income securities and related funds did not see portfolio gains large enough to offset the weakness in their equities. In short, the wealth effect pretty much went in reverse. Nevertheless, consumers, while heavily leveraged, went right on spending. If they cut back seriously, even the Fed could not prevent a recession.

     Within equity markets, large growth stocks continued to perform poorly. These stocks were, at least in my mind, ridiculously overpriced 15 months ago and seem less so today. Value stocks and those of smaller companies generally did much better than their larger brethren. As mentioned, most stocks in these sectors were up, but bear in mind that their smaller size diminished their impact on the overall index showing. Meanwhile, corporations continued to issue significant amounts of stock, and management insiders were consistent sellers. None of the above provided a positive backdrop.

PORTFOLIO HIGHLIGHTS
--------------------

     The fund's continued strong long-term performance has resulted in a surge of new shareholder dollars. This has stretched our ability to make sensible investments in keeping with operating guidelines. Partly as a result, there has been a modest shift in our asset allocation since the last shareholder report. Equities now represent 52% of the portfolio versus 59%, while bonds have fallen to 7% from 10%. Convertibles and reserves grew as an offset.

     Beyond cash inflow, we had an even more wonderful problem. Our stocks, while still cheap, were soaring. Over the six months the portfolio's equities gained about 12%, and for 12 months, a roaring 40%-plus. Convertibles, our second-largest asset class, were also strong performers, rising 10% and about 18% for the two time periods with U.S. STEEL PREFERRED being the star issue. This asset class continues to be particularly suited to our investment style. Judicious purchase criteria enable us to select securities that have decidedly attractive risk/reward characteristics. Note that typical convertible indices (there's no one recognized standard) were down as much as 5% this year after falling about 10% in calendar 2000. The portfolio's two smallest asset classes--reserves and bonds--had single-digit returns very much in line with their benchmarks. There have been times when our bond holdings have had spectacular returns, but opportunities have been lacking lately.

     The contribution tables on pages 7 and 8 following this letter are recommended to shareholders wishing to understand the impact, both positive and negative, of our industry and stock selection on both 6- and 12-month results. Beyond the specifics, the modest aggregate losses were remarkable. This suc-cess can be attributed to the work of the 30-plus T. Rowe Price analysts who evaluate individual company fundamentals. Art Cecil, one of those analysts, deserves special recognition for his fine work on our winners in the consumer nondurable area. Art has been a consistent contributor to your fund's management com- mittee over its 15-year life and a personal sounding board. Most recently he was instrumental in our large and successful purchase of FORTUNE BRANDS.

   -------------------------------------------------------------------------
   The following table was depicted as a pie chart in the printed material.

               SECURITY DIVERSIFICATION
               ------------------------
                Bonds                                     7%
               ..............................................
                Common Stocks                            52%
               ..............................................
                Convertibles                             25%
               ..............................................
                Reserves                                 16%
               ..............................................

     Other significant buys included UNOCAL PREFERRED, MARATHON OIL, and FIRSTENERGY. Three of our largest sales were TEXACO, JOHNS MANVILLE, and CANADIAN PACIFIC--all of which were involved in corporate events, specifically mergers and a split-up. We also took large profits, selling about one-third of the portfolio's number-two holding, LOEWS. Finally, I'll mention our cub-size position in BANK FOR INTERNATIONAL SETTLEMENTS, which added 3(cent) to our NAV. This sanctimonious organization forced its public shareholders to sell out at a big premium to our purchase price--but far below true value.

CAUTION, SECURITIES ANALYSTS AT WORK

     The great stock market crash of 1929 and the economic depression that followed provided a stimulus to systematize security analysis. Such fundamental subjects as asset-class differentiation, the impact of economic forces on corporate results, and the interplay of balance sheets and income statements began to be studied in a rigorous manner. The major role of psychology and related behavior in securities markets was also recognized. Speculators, investors, brokers, insiders, managers, outside experts, and government all brought motivation to their decisions and roles.

     By the 1970s, when I became a chartered financial analyst (CFA), there totaled fewer than 5,000 analysts so qualified, but the profession, with its significant body of knowledge, was truly launched. The securities industry has steadily evolved--a recent full disclosure ruling, which attempts to give all investors equal access to all information, has been a notable development.
However, perhaps the biggest change I see is the sheer number of analysts themselves. This year alone over 86,000 hopefuls (including my son) took the CFA exams!

     Many, of course, will search for the truth, driven by intellectual curiosity, professional pride, and honest greed. Some also are lazy. Instead of developing a rigorous understanding of the elements that go into corporate earnings, lesser analysts simply look at the bottom line itself and seek out the honey pot of high earnings growth. Many corporate managements recognize and--even worse--embrace this glossed-over view, allowing their reported results to be manipulated to generate the rosiest possible output at the expense of common sense. Huge companies exposed to the vagaries of the world economy simply do not grow their earnings consistently at 12% quarter after quarter. Yet by reporting such numbers--even if misleading and basically dishonest--managers can be lauded and paid handsome bonuses while watching their shares accorded high valuations. Security analysis has gone from evaluating corporate performance to dictating what is often reported as performance. When and how this will change I don't know--but reality remains reality and eventually it will assert itself.

OUTLOOK
-------

     We continue to consider the economy, interest rates, and stock valuations as the bare necessities in the outlook for financial markets and your fund. As usual, there are many positives and negatives related to these building blocks, but it's always important to remember the obvious. The time to buy is when most other investors want to sell, and they want to sell when they perceive a poor outlook. This sort of discipline is what allows an investor to qualify as a "rightful owner," as defined by Mr. Baruch.

     The economy seems a particular negative going into the second half of 2001. Its weakness, exacerbated by a drastic drop-off in technology spending, has significantly contributed to poor corporate earnings performance. Vicious competition has hurt areas burdened with excessive overcapacity. Historical experience suggests that sometime in the next 12 months, perhaps even tomorrow, the economy will start turning up. Of course, once it does and people recognize the change, it may be too late to benefit--equity prices will probably be significantly above their lows.

              ..............................................

                        The time to buy is when most
                        other investors want to sell,
                       and they want to sell when they
                           perceive a poor outlook.

              ..............................................

     Interest rates are a strong positive. Rate cuts reduce corporate expenses by billions, boosting earnings. Lower rates also heighten investor interest in equities over fixed-income securities. Furthermore, the Fed's easy-money policy is probably not over. Stock market valuation significantly improved over the past 18 months. It is, however, still not particularly good. Comparisons to historic average price/earnings ratios, book values, and dividend yields all suggest that stocks remain expensive. Some of this higher valuation makes sense given the steady decline of inflation over the past 20 years--but even that positive is two-sided. Inflation is not likely to fall much from today's low level, and it might well go up.

     Investor psychology, while not one of my three primary outlook factors, seems especially important today. Disappointing stock market returns over the last 15 months have caused the public to dramatically slow its buying of mutual funds. If, however, disappointment leads to a loss of faith in future returns, we might expect outright redemptions. That's when you find yourself facing not a Winnie-the-Pooh sort of bear market, but a grizzly.

     Given the above discussion, you should not be surprised that we expect an unexciting stock market going forward. Of course, this was also my conclusion six months ago and, while largely correct, it didn't prevent your fund from performing well. We have used sensible criteria to choose what we own, and we understand what we own. We have a quality organization that supports our work. We face the uncertain future with confidence.

A PERSONAL NOTE
---------------

     After 12-1/2 years as your portfolio manager, I will be turning over the Capital Appreciation Fund to Stephen W. Boesel on August 1, 2001. Steve is a well-seasoned veteran whose cautious style and talents are appropriate for this fund. As for myself, a career change is in order--one that (mercifully for investors) will not involve developing shareholder reports with themes such as bears, pilots, sailors, or other assorted topics. In closing, I'd like to thank each of you for your investment in the fund and the confidence thereby expressed in T. Rowe Price.

Respectfully submitted,

/s/

Richard P. Howard
President and chairman of the fund's Investment Advisory Committee

July 24, 2001


     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------

6 Months Ended 6/30/01
  Ten Best Contributors               Ten Worst Contributors +
  ---------------------               ------------------------
  Loews                   11(cent)    Mitchell Energy
                                        & Development            -8(cent)
  Amerada Hess             8          Great Lakes Chemical        4
  Unisource Energy         6          Washington Post             2
  Octel                    6          Polaroid                    1
  USX - Capital Trust      6          Leucadia National           1
  Murphy Oil               6          Unocal *                    0
  Ryder System             5          Hercules                    0
  Rouse                    5          Unitrin                     0
  Cabot                    5          Sara Lee **                 0
  Fortune Brands           5          Longview Fibre              0
                         ----------                             ----------
Total                     63(cent)    Total                     -16(cent)


12 Months Ended 6/30/01
  Ten Best Contributors               Ten Worst Contributors +
  ---------------------               ------------------------
  Loews                   49(cent)    Polaroid                   -4(cent)
  Amerada Hess            21          Newmont Mining              3
  White Mountains
    Insurance Group       19          Homestake Mining            2
  Mitchell Energy
    and Development       17          Owens-Illinois              1
  Niagara Mohawk          14          Smith & Nephew              0
  Philip Morris           14          Unocal                      0
  Octel                   12          PhyCor                      0
  Unisource Energy        11          Hercules                    0
  Texaco                   9          Exide                       0
  First Energy/                       Sinclair
    Cleveland Electric     9            Broadcast Group           0
                         ----------                             ----------
Total                    175(cent)    Total                     -10(cent)

+    Contributions of less than 1/2 of one cent are rounded to zero.
*    Position added
**   Position eliminated

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

PERFORMANCE CONTRIBUTIONS
-------------------------
6 Months Ended 6/30/01
                                               Cents-Per-Share     Percent of
Sector                                           Contribution      Net Assets
---------------                                ---------------   ---------------
  Basic Materials                                    14(cent)           8%
  Business Services and Transportation               17                 8
  Consumer Cyclicals                                  6                 3
  Consumer Nondurables                               13                 8
  Consumer Services                                  14                11
  Energy                                              8                13
  Financial                                          17                 8
  Process Industries                                  3                 6
  Technology                                          2                 0
  Utilities                                          11                12
  U.S. Governments                                    0                 4
  Miscellaneous                                       1                 3
  Reserves and Income                                21                16
                                               ---------------   ---------------
  Total Portfolio                                   127(cent)         100%

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                  Percent of
                                                                  Net Assets
                                                                     6/30/01
--------------------------------------------------------------------------------
Amerada Hess                                                             4.7%
 ................................................................................
Loews                                                                    4.1
 ................................................................................
Niagara Mohawk                                                           3.9
 ................................................................................
Tennessee Valley                                                         3.3
 ................................................................................
Roche Holdings                                                           3.1
--------------------------------------------------------------------------------
Newmont Mining                                                           3.0
 ................................................................................
Rouse                                                                    2.9
 ................................................................................
Hilton                                                                   2.5
 ................................................................................
Ryder System                                                             2.5
 ................................................................................
FirstEnergy                                                              2.4
--------------------------------------------------------------------------------
Inco                                                                     2.3
 ................................................................................
Union Pacific Capital Trust                                              2.3
 ................................................................................
Waste Management                                                         2.3
 ................................................................................
Washington Post                                                          2.2
 ................................................................................
Fannie Mae                                                               2.1
--------------------------------------------------------------------------------
Unisource Energy                                                         2.0
 ................................................................................
Murphy Oil                                                               1.7
 ................................................................................
Philip Morris                                                            1.6
 ................................................................................
USX- Marathon Group                                                      1.6
 ................................................................................
White Mountains Insurance Group                                          1.6
--------------------------------------------------------------------------------
Mitchell Energy & Development                                            1.5
 ................................................................................
Fortune Brands                                                           1.5
 ................................................................................
Great Lakes Chemical                                                     1.5
 ................................................................................
Meredith                                                                 1.4
 ................................................................................
Texaco                                                                   1.3
--------------------------------------------------------------------------------
Total                                                                     59.3%

Note: Table excludes reserves.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
                                     Lipper Mid-Cap           Capital
                 S&P 500 Index    Value Funds Average    Appreciation Fund
                 -------------    -------------------    -----------------
     6/30/91         10000               10000                 10000
     6/30/92         11341               11436                 11021
     6/30/93         12887               13604                 12510
     6/30/94         13068               14355                 13401
     6/30/95         16475               16782                 15802
     6/30/96         20759               20515                 18336
     6/30/97         27962               25630                 21785
     6/30/98         36397               30663                 24633
     6/30/99         44679               31982                 26776
     6/30/00         47916               32070                 27515
     6/30/01         40810               38747                 35130

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

  Periods Ended 6/30/01               1 Year    3 Years    5 Years    10 Years
  ---------------------               ------    -------    -------    --------
  Capital Appreciation Fund           27.68%     12.56%     13.89%      13.39%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                     6 Months      Year
                        Ended     Ended
                      6/30/01  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
                      -------  --------  --------  --------  --------  --------
NET ASSET VALUE
---------------
Beginning of period  $ 13.95   $ 12.51   $ 13.22   $ 14.71   $ 14.47   $ 13.67
 ................................................................................
Investment activities
 Net investment
 income (loss)          0.19      0.44      0.51      0.49      0.50      0.60
 Net realized and
 unrealized gain(loss)  1.08      2.27      0.41      0.34      1.82      1.70
 ................................................................................
 Total from
 investment activities  1.27      2.71      0.92      0.83      2.32      2.30
 ................................................................................
Distributions
 Net investment income  -        (0.45)    (0.50)    (0.50)    (0.50)    (0.60)
 Net realized gain      -        (0.82)    (1.13)    (1.82)    (1.58)    (0.90)
 ................................................................................
 Total distributions    -        (1.27)    (1.63)    (2.32)    (2.08)    (1.50)
 ................................................................................

NET ASSET VALUE
---------------
End of period        $ 15.22   $ 13.95   $ 12.51   $ 13.22   $ 14.71   $ 14.47
 ................................................................................

RATIOS/SUPPLEMENTAL DATA

Total return*           9.10%    22.17%     7.07%     5.77%    16.20%    16.82%
 ................................................................................
Ratio of total expenses
to average net assets   0.88%+    0.87%     0.88%     0.62%     0.64%     0.76%
 ................................................................................
Ratio of net investment
income (loss) to
average net assets      2.99%+    3.22%     3.44%     3.04%     3.17%     4.07%
 ................................................................................
Portfolio
turnover rate          36.1%+    32.4%     28.3%     52.6%     48.3%     44.2%
 ................................................................................
Net assets, end of
period(in millions)   $ 1,318    $ 914     $ 856    $ 1,004   $ 1,060    $ 960
 ................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+ Annualized The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

PORTFOLIO OF INVESTMENTS
------------------------
                                                       Shares/Par      Value
                                                      ------------  ------------
                                                             In thousands
COMMON STOCKS  52.0%
====================

FINANCIAL  5.3%
---------------

INSURANCE  3.3%
Loews                                                    620,000  $     39,946
Unitrin                                                   89,000         3,418
--------------------------------------------------------------------------------
                                                                        43,364
                                                                    ------------
FINANCIAL SERVICES  2.0%
Leucadia National                                        183,000         5,938
White Mountains Insurance Group                           56,100        21,108
--------------------------------------------------------------------------------
                                                                        27,046
                                                                    ------------
Total Financial                                                         70,410
                                                                    ------------
UTILITIES  8.3%
---------------

ELECTRIC UTILITIES  8.3%
FirstEnergy                                              945,000        30,391
Kansas City Power & Light                                105,000         2,578
Niagara Mohawk *                                       2,860,000        50,593
Unisource Energy                                       1,133,000        26,025
--------------------------------------------------------------------------------
Total Utilities                                                        109,587
                                                                    ------------
CONSUMER NONDURABLES  3.8%
--------------------------

MISCELLANEOUS CONSUMER PRODUCTS  3.8%
Fortune Brands                                           515,000        19,756
Hasbro                                                   645,000         9,320
Philip Morris                                            420,000        21,315
--------------------------------------------------------------------------------
Total Consumer Nondurables                                              50,391
                                                                    ------------
CONSUMER SERVICES  7.8%
-----------------------

GENERAL MERCHANDISERS  0.3%
Hills Store, Rights, 12/30/03                            175,000             0
J.C. Penney                                              165,000         4,349
--------------------------------------------------------------------------------
                                                                         4,349
                                                                    ------------

SPECIALTY MERCHANDISERS  0.4%
Nordstrom                                                130,000  $      2,412
Petrie Stores Liquidation Trust                        2,585,000         2,339
--------------------------------------------------------------------------------
                                                                         4,751
                                                                    ------------
ENTERTAINMENT AND LEISURE  0.7%
Mandalay Resort Group *                                  360,000         9,864
--------------------------------------------------------------------------------
                                                                         9,864
                                                                    ------------
MEDIA AND COMMUNICATIONS  6.4%
Chris-Craft *                                            165,000        11,781
Meredith                                                 500,000        17,905
New York Times (Class A)                                 342,000        14,364
R.R. Donnelley                                           390,000        11,583
Washington Post (Class B)                                 50,100        28,758
--------------------------------------------------------------------------------
                                                                        84,391
                                                                    ------------
Total Consumer Services                                                103,355
                                                                    ------------
CONSUMER CYCLICALS  1.1%
------------------------

BUILDING AND REAL ESTATE  1.0%
Rouse, REIT                                              470,000        13,466
--------------------------------------------------------------------------------
                                                                        13,466
                                                                    ------------
MISCELLANEOUS CONSUMER DURABLES  0.1%
Polaroid                                                 235,000           611
--------------------------------------------------------------------------------
                                                                           611
                                                                    ------------
Total Consumer Cyclicals                                                14,077
                                                                    ------------
BUSINESS SERVICES AND TRANSPORTATION  3.7%
------------------------------------------

TRANSPORTATION SERVICES  3.2%
Overseas Shipholding Group                               339,000        10,353
Ryder System                                           1,650,000        32,340
--------------------------------------------------------------------------------
                                                                        42,693
                                                                    ------------
MISCELLANEOUS BUSINESS SERVICES  0.4%
Waste Management                                         150,000         4,623
--------------------------------------------------------------------------------
                                                                         4,623
                                                                    ------------

RAILROADS  0.1%
Canadian Pacific                                          35,000  $      1,356
--------------------------------------------------------------------------------
                                                                         1,356
                                                                    ------------
Total Business Services and Transportation                              48,672
                                                                    ------------
ENERGY  11.7%
-------------

ENERGY SERVICES  1.0%
Imperial Oil                                             510,000        13,132
--------------------------------------------------------------------------------
                                                                        13,132
                                                                    ------------
EXPLORATION AND PRODUCTION  1.5%
Mitchell Energy & Development (Class A)                  431,000        19,934
--------------------------------------------------------------------------------
                                                                        19,934
                                                                    ------------
INTEGRATED PETROLEUM - DOMESTIC  7.9%
Amerada Hess                                             760,000        61,408
Murphy Oil                                               300,000        22,080
USX-Marathon                                             720,000        21,247
--------------------------------------------------------------------------------
                                                                       104,735
                                                                    ------------
INTEGRATED PETROLEUM - INTERNATIONAL  1.3%
Texaco                                                   250,000        16,650
--------------------------------------------------------------------------------
                                                                        16,650
                                                                    ------------
Total Energy                                                           154,451
                                                                    ------------
PROCESS INDUSTRIES  5.4%
------------------------

DIVERSIFIED CHEMICALS  1.0%
Cabot                                                    306,000        11,022
Hercules                                                 115,000         1,299
--------------------------------------------------------------------------------
                                                                        12,321
                                                                    ------------
SPECIALTY CHEMICALS  3.5%
Great Lakes Chemical                                     630,000        19,435
Imperial Chemical ADR                                    465,000        11,044
Octel *+                                                 990,000        16,088
--------------------------------------------------------------------------------
                                                                        46,567
                                                                    ------------

FOREST PRODUCTS  0.9%
Potlatch                                                 246,000    $    8,465
Weyerhaeuser                                              60,000         3,298
--------------------------------------------------------------------------------
                                                                        11,763
                                                                    ------------
Total Process Industries                                                70,651
                                                                    ------------
BASIC MATERIALS  2.9%
---------------------

MINING  2.9%
Newmont Mining                                         2,095,000        38,988
--------------------------------------------------------------------------------
Total Basic Materials                                                   38,988
                                                                    ------------
Total Miscellaneous Common Stocks 2.0%                                  25,869
                                                                    ------------
Total Common Stocks (Cost  $494,336)                                   686,451
                                                                    ------------
PREFERRED STOCKS  0.3%

Cleveland Electric, (Series L)                            18,000         1,687
Entergy Gulf States, (Series B)                           21,482         1,059
Niagara Mohawk, (Series A)                                14,000           324
Niagara Mohawk, (Series K)                                 5,000           122
PG&E *                                                    20,000           188
Southern California Edison *                               5,000           170
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $2,912)                                    3,550
                                                                    ------------
CONVERTIBLE PREFERRED STOCKS  8.1%

Hercules Trust II, 6.50%                                   6,500         3,340
Newell Financial Trust I, 5.25%                          225,000         8,476
Owens Illinois, 4.75%                                    325,000         4,712
Rouse (Series B), 6.00%                                  582,000        24,153
Sealed Air, 4.00%                                        140,000         5,586
Sinclair Broadcasting, 6.00%                              20,000           575
Union Pacific Capital Trust, 6.25%                       625,000        29,899

Unocal Capital Trust, 6.25%                              240,000  $     11,641
USX Capital Trust I, 6.75%                               306,500        14,229
Total Miscellaneous Convertible Preferred Stocks 0.3%                    4,150
--------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost  $106,115)                    106,761
                                                                    ------------
CONVERTIBLE BONDS  16.4%

Exide, (144a), 2.90%, 12/15/05                         3,200,000         1,350
HEALTHSOUTH, 3.25%, 4/1/03                            10,000,000         9,219
Hilton Hotels, 5.00%, 5/15/06                         36,500,000        33,124
Inco, 5.75%, 7/1/04                                   29,200,000        28,689
Inco LYONS, (144a), Zero Coupon, 3/29/21               3,500,000         1,961
Loews, 3.125%, 9/15/07                                16,300,000        13,896
Lowe's, (144a), Zero Coupon, 2/16/21                   5,000,000         3,617
Merrill Lynch, Zero Coupon, 5/23/31                   27,000,000        13,778
Ogden, 5.75%, 10/20/02                                   500,000           490
Orion Power Holdings, 4.50%, 6/1/08                    4,500,000         4,162
Pep Boys, LYONs, Zero Coupon, 9/20/11                  5,200,000         3,396
Phycor, 4.50%, 2/15/03                                 5,900,000           733
Rite Aid, 5.25%, 9/15/02                                 500,000           475
Roche Holdings LYONs, Zero Coupon, 4/20/10            40,500,000        23,186
Roche Holdings LYONs, (144a), Zero Coupon, 5/6/12     33,500,000        17,504
Teck, 3.75%, 7/15/06                                  18,500,000        15,124
Waste Management, 4.00%, 2/1/02                       25,500,000        25,262
Total Miscellaneous Convertible Bonds 1.5%                              20,598
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $219,669)                               216,564
                                                                    ------------
CORPORATE BONDS  0.4%

BellSouth Telecommunications, 5.85%, 11/15/45          3,000,000         2,441
Potlatch, (144a), 10.00%, 7/15/11                      3,000,000         3,015
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost  $5,982)                                     5,456
                                                                    ------------

U.S. GOVERNMENT OBLIGATIONS/AGENCIES  6.4%

Federal National Mortgage Assn.
       4.75%, 11/14/03                                11,000,000  $     10,980
       5.125%, 2/13/04                                11,000,000        11,051
       6.375%, 1/16/02                                 5,000,000         5,057
Tennessee Valley Auth.
       5.88%, 4/1/36                                  33,600,000        33,706
       5.98%, 4/1/36                                  10,000,000        10,197
U.S. Treasury Notes

       5.875%, 9/30/02                                 7,900,000         8,075
       6.25%, 10/31/01                                 5,000,000         5,040
--------------------------------------------------------------------------------
Total U.S. Government Obligations/Agencies (Cost  $84,024)              84,106
                                                                    ------------
SHORT-TERM INVESTMENTS  14.2%

MONEY MARKET FUNDS  14.2%
T. Rowe Price Reserve Investment Fund, 4.34%, #+     186,796,804       186,797
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $186,797)                          186,797
                                                                    ------------

TOTAL INVESTMENTS IN SECURITIES
97.8% of Net Assets (Cost $1,099,835)                             $  1,289,685
                                                                    ------------
Other Assets Less Liabilities                                           28,768
                                                                    ------------
NET ASSETS                                                        $  1,318,453
                                                                    ------------
 #    Seven-day yield
 +    Affiliated company
 *    Non-income producing
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 2.08% of net assets.
 ADR  American Depository Receipt
LYONs Liquid Yield Option Notes
 REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
In thousands

ASSETS
------
Investments in securities, at value

 Affiliated companies (cost $201,778)                           $    202,885
 Other companies (cost $898,057)                                   1,086,800
                                                                 ------------
 Total investments in securities                                   1,289,685
Other assets                                                          36,369
                                                                 ------------
Total assets                                                       1,326,054
                                                                 ------------
LIABILITIES
-----------
Total liabilities                                                      7,601
                                                                 ------------
NET ASSETS                                                      $  1,318,453
                                                                 ------------
Net Assets Consist of:
Accumulated net investment income - net of distributions        $     16,120
Accumulated net realized gain/loss - net of distributions             26,738
Net unrealized gain (loss)                                           189,849
Paid-in-capital applicable to 86,618,694 shares of no par
value capital stock outstanding; unlimited shares authorized       1,085,746
                                                                 ------------
NET ASSETS                                                      $  1,318,453
                                                                 ------------
NET ASSET VALUE PER SHARE                                       $      15.22
                                                                 ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                    6 Months
                                                                       Ended
                                                                     6/30/01
                                                                 ------------
INVESTMENT INCOME (LOSS)
Income
 Interest                                                       $     12,661
 Dividend                                                              8,559
                                                                 ------------
 Total income                                                         21,220
                                                                 ------------
Expenses
 Investment management                                                 3,389
 Shareholder servicing                                                 1,231
 Registration                                                             79
 Custody and accounting                                                   68
 Prospectus and shareholder reports                                       29
 Legal and audit                                                           8
 Trustees                                                                  6
                                                                 ------------
 Total expenses                                                        4,810
 Expenses paid indirectly                                                (10)
                                                                 ------------
 Net expenses                                                          4,800
                                                                 ------------
Net investment income (loss)                                          16,420
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
 Securities                                                           22,821
 Foreign currency transactions                                           (88)
                                                                 ------------
 Net realized gain (loss)                                             22,733
                                                                 ------------
Change in net unrealized gain or loss
 Securities                                                           54,117
 Other assets and liabilities
 denominated in foreign currencies                                        (1)
                                                                 ------------
 Change in net unrealized gain or loss                                54,116
                                                                 ------------
Net realized and unrealized gain (loss)                               76,849
                                                                 ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $     93,269
                                                                 ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                     6 Months          Year
                                                        Ended          Ended
                                                      6/30/01       12/31/00
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income (loss)                      $   16,420    $    25,926
 Net realized gain (loss)                              22,733         35,711
 Change in net unrealized gain or loss                 54,116        101,155
                                                   ------------   ------------
 Increase (decrease) in net assets from operations     93,269        162,792
                                                   ------------   ------------
Distributions to shareholders
 Net investment income                                      -        (26,787)
 Net realized gain                                          -        (48,804)
                                                   ------------   ------------
 Decrease in net assets from distributions                  -        (75,591)
                                                   ------------   ------------
Capital share transactions *
 Shares sold                                          490,549        149,789
 Distributions reinvested                                   -         73,675
 Shares redeemed                                     (178,913)      (252,883)
                                                   ------------   ------------
 Increase (decrease) in net assets from capital
 share transactions                                   311,636        (29,419)
                                                   ------------   ------------
NET ASSETS
Increase (decrease) during period                     404,905         57,782
Beginning of period                                   913,548        855,766
                                                   ------------   ------------
END OF PERIOD                                      $1,318,453    $   913,548
                                                   ------------   ------------
*Share information
   Shares sold                                         33,253         11,263
   Distributions reinvested                                 -          5,544
   Shares redeemed                                    (12,102)       (19,720)
                                                   ------------   ------------
   Increase  (decrease) in shares  outstanding         21,151         (2,913)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986. The fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixed-income and other securities to help preserve principal value in uncertain or declining markets.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     OPTIONS Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values.

     OTHER Purchases and sales of portfolio securities, other than short-term, aggregated $348,009,000 and $172,856,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,099,835,000. Net unrealized gain aggregated $189,850,000 at period end, of which $223,973,000 related to appreciated investments and $34,123,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $679,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,108,000 for the six months ended June 30, 2001, of which $159,000 was payable at period end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $3,878,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street

OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

CHICAGO AREA
1900 Spring Road, Suite 104
Oak Brook

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

NEW JERSEY/NEW YORK AREA
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

SAN FRANCISCO AREA
1990 North California Boulevard, Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C., AREA
Downtown
900 17th Street N.W.
Farragut Square

TYSONS CORNER
1600 Tysons Boulevard
Suite 150

T. Rowe Price Investment Services, Inc., Distributor.           F72-051  6/30/01